UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

iTALK INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54664	20-5302617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 E Linton Blvd., Suite 144-A, Delray Beach, Florida	33483
(Address of principal executive offices)	(Zip Code)

(877) 652-3834

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2015, iTalk Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Kil W. Lee and United Mobile Solutions Corp. (“UMS”). Pursuant to the terms of the Purchase Agreement, the Company agreed to acquire from Mr. Lee all of the UMS issued and outstanding common stock in exchange for shares of the Company’s preferred stock, convertible into 85% of the Company’s fully diluted common stock (the “Exchange”).

The Purchase Agreement contains standard representations and warranties by the parties to the Purchase Agreement and certain closing conditions, including receipt by the Company of audited financial statements of UMS.

The Exchange will close on the third business day after the first date on which all closing conditions have been satisfied or waived, or such other date as the Company and UMS mutually agree in writing.

Pursuant to the terms of the Purchase Agreement, the Purchase Agreement may be terminated as follows:

●	By mutual written agreement of the Company, Mr. Lee and UMS,

●	By UMS, if any Company representation or warranty fails to be materially true or correct, or if the Company has failed to comply in a material respect with any covenant or agreement in the Purchase Agreement,

●	By the Company, if any UMS representation or warranty fails to be materially true or correct, or if UMS has failed to comply in a material respect with any covenant or agreement in the Purchase Agreement,

●	By UMS, if the Company of any Company affiliate incurs or is affected by a violation of any laws relating to the purchase, ownership or distribution of securities,

●	By the Company or UMS at any time after December 15, 2015, upon notification to the other parties to the Purchase Agreement if the closing of the transactions contemplated by the Purchase Agreement shall not have occurred on or before December 15, 2015 and such failure was not primarily caused by a breach of the Purchase Agreement by the terminating party, and

●	By the Company or UMS if there is in effect a final, non-appealable order of a governmental agency restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS

On September 28, 2015, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated September 24, 2015 between iTalk Inc., Kil W. Lee and United Mobile Solutions Corp.

99.1	Press Release dated September 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iTALK INC.

Dated: September 28, 2015	By:	/s/ David F. Levy
	Name:	David F. Levy
	Title:	Chief Executive Officer